UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2020

PROTEOSTASIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Guest Street, Suite 500 Boston, MA	02135
(Address of Principal Executive Offices)	(Zip Code)

617-225-0096

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	PTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 8.01 Other Events.

On August 22, 2020, Proteostasis Therapeutics, Inc. (“Proteostasis”), Yumanity Holdings, LLC (“Holdings”), Yumanity Therapeutics, Inc., a wholly-owned subsidiary of Holdings (“Yumanity”), and Pangolin Merger Sub, a wholly-owned subsidiary of Proteostasis (“Merger Sub”) entered into an Agreement and Plan of Merger and reorganization (as subsequently amended by the First Amendment to Merger Agreement (the “Amendment to Merger Agreement”), dated November 6, 2020), pursuant to which Merger Sub will merge with and into Yumanity, with Yumanity surviving as a wholly owned subsidiary of Proteostasis. On or about November 12, 2020, Proteostasis mailed to its stockholders a proxy statement/prospectus with respect to a meeting of the Proteostasis stockholders to be held on December 16, 2020. In connection with such proxy statement/prospectus, Proteostasis is filing the updated financial information included in Item 9.01 below.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning Proteostasis, Proteostasis’s expected cash, cash equivalents and marketable securities balance as of September 30, 2020, Yumanity and the proposed merger between Proteostasis, Yumanity and certain other entities. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Proteostasis, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the proposed merger are not satisfied, including the failure to obtain stockholder approval for the proposed merger in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed merger and the ability of each of Proteostasis and Yumanity to consummate the merger; risks related to Proteostasis’s ability to correctly estimate and manage its operating expenses and its expenses associated with the proposed merger pending closing; risks related to Proteostasis’s continued listing on the Nasdaq Global Market until closing of the proposed merger; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed merger; the risk that as a result of adjustments to the exchange ratio, Proteostasis stockholders or Yumanity stockholders could own more or less of the combined company than is currently anticipated; risks related to the market price of Proteostasis common stock relative to the exchange ratio; the risk that the conditions to payment under the contingent value rights will be not be met and that the contingent value rights may otherwise never deliver any value to Proteostasis stockholders; risks associated with the possible failure to realize certain anticipated benefits of the proposed merger, including with respect to future financial and operating results; the ability of Proteostasis or Yumanity to protect their respective intellectual property rights; competitive responses to the merger and changes in expected or existing competition; unexpected costs, charges or expenses resulting from the proposed merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the success and timing of regulatory submissions and pre-clinical and clinical trials; regulatory requirements or developments; changes to clinical trial designs and regulatory pathways; changes in capital resource requirements; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; and legislative, regulatory, political and economic developments. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Proteostasis’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on March 10, 2020, as updated by Proteostasis’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 filed with the SEC, and in any other subsequent filing that Proteostasis makes and will make with the SEC in connection with the proposed merger. Proteostasis can give no assurance that the conditions to the merger will be satisfied. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Proteostasis expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Additional Information about the Proposed Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Proteostasis, Holdings and Yumanity. On September 23, 2020, Proteostasis filed a Registration Statement on Form S-4 (the “Form S- 4”) with the SEC, which included a preliminary proxy statement/prospectus/information statement. Proteostasis filed Amendment No. 1 to the Form S-4 with the SEC on October 28, 2020. Proteostasis filed Amendment No. 2 to the Form S-4 with the SEC on November 6, 2020. A definitive proxy statement/prospectus/information statement was filed with the SEC on November 12, 2020 and mailed to the stockholders of Yumanity and Proteostasis. Each party may file other documents with the SEC in connection with the proposed merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROTEOSTASIS, YUMANITY THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement/prospectus/information statement and any other documents filed with the SEC on Proteostasis’s website at http://www.proteostasis.com, by contacting Proteostasis’s Investor Relations at (617) 225-0096 or the SEC’s website at www.sec.gov. Investors and security holders are urged to read the proxy statement, prospectus and other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Proteostasis and its directors and executive officers, Holdings and its directors and executive officers, and Yumanity and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Proteostasis in connection with the proposed transaction. Information about the executive officers and directors of Proteostasis and Yumanity is included in the proxy statement/prospectus/information statement referred to above. Additional information regarding the directors and executive officers of Proteostasis is set forth in Proteostasis’s Definitive Proxy Statement on Schedule 14A relating to the 2020 Annual Meeting of Stockholders, filed with the SEC on April 29, 2020. These documents are available free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses to be Acquired

The unaudited interim condensed consolidated financial statements of Holdings as of September 30, 2020 and for each of the nine months ended September 30, 2020 and 2019, are included as Exhibits 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated combined financial information as of September 30, 2020 and for the nine months ended September 30, 2020 and the year ended December 31, 2019 is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Exhibit No.	Description

99.1	Unaudited interim condensed consolidated financial statements of Holdings as of September 30, 2020 and for each of the nine months ended September 30, 2020 and 2019

99.2	Unaudited pro forma condensed consolidated combined financial information as of September 30, 2020 and for the nine months ended September 30, 2020 and the year ended December 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEOSTASIS THERAPEUTICS, INC.

Dated: December 4, 2020	By:	/s/ Janet Smart
		Name:	Janet Smart
		Title:	Senior Vice President, Legal Affairs